Exhibit 99.2
MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31,
	2007	2006
	(in thousands of dollars, except per share data)
Net premiums written	$304,034	$300,472

Net premiums earned	$299,021	$299,667
Investment income	62,970	57,964
Realized (losses) gains	(3,010)	87
Other revenue	10,661	11,314

Total revenues	369,642	369,032

Losses and expenses:
Losses incurred	181,758	114,885
Underwriting, other expenses	76,032	75,352
Interest expense	10,959	9,315
Ceding commission	(960)	(1,087)

Total losses and expenses	267,789	198,465

Income before tax and joint ventures	101,853	170,567
Provision for income tax	23,543	46,166
Income from joint ventures, net of tax (1)	14,053	39,052

Net income	$92,363	$163,453

Diluted weighted average common shares outstanding (Shares in thousands)	82,354	87,227

Diluted earnings per share	$1.12	$1.87

(1) Diluted EPS contribution from C-BASS	$(0.05)	$0.22

Diluted EPS contribution from Sherman	$0.22	$0.21

NOTE:	See “Certain Non-GAAP Financial Measures” for diluted earnings per share contribution from realized (losses) gains.
MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET AS OF

	March 31,	December 31,	March 31,
	2007	2006	2006
	(in thousands of dollars, except per share data)
ASSETS
Investments (1)	$5,327,871	$5,252,422	$5,237,080
Cash and cash equivalents	255,043	293,738	206,595
Reinsurance recoverable on loss reserves (2)	13,621	13,417	14,039
Prepaid reinsurance premiums	9,122	9,620	9,110
Home office and equipment, net	32,126	32,603	32,579
Deferred insurance policy acquisition costs	11,925	12,769	16,934
Other assets	997,982	1,007,102	807,881

	$6,647,690	$6,621,671	$6,324,218

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Loss reserves (2)	1,141,566	1,125,715	1,103,557
Unearned premiums	194,175	189,661	160,130
Short- and long-term debt	607,886	781,277	597,674
Other liabilities	248,647	229,141	267,331

Total liabilities	2,192,274	2,325,794	2,128,692
Shareholders’ equity	4,455,416	4,295,877	4,195,526

	$6,647,690	$6,621,671	$6,324,218

Book value per share	$53.64	$51.88	$48.08

(1) Investments include unrealized gains on securities marked to market pursuant to FAS 115	119,733	128,752	70,086
(2) Loss reserves, net of reinsurance recoverable on loss reserves	1,127,945	1,112,298	1,089,518

CERTAIN NON-GAAP FINANCIAL MEASURES

	Three Months Ended March 31,
	2007	2006
	(in thousands of dollars, except per share data)
Diluted earnings per share contribution from realized (losses) gains:
Realized (losses) gains	$(3,010)	$87
Income taxes at 35%	(1,054)	30

After tax (losses) realized gains	(1,956)	57
Weighted average shares	82,354	87,227

Diluted EPS contribution from realized (losses) gains	$(0.02)	$—

Management believes the diluted earnings per share contribution from realized (losses) gains provides useful information to investors because it shows the after-tax effect that sales of securities from the Company’s investment portfolio, which are discretionary transactions, had on earnings.
OTHER INFORMATION

New primary insurance written (“NIW”) ($ millions)	$12,693	$10,032

New risk written ($ millions):
Primary	$3,292	$2,725

Pool (1)	$39	$68

Product mix as a % of primary flow NIW
> 95% LTVs	40%	26%
ARMs	5%	11%
Refinances	27%	28%

(1)	Represents contractual aggregate loss limits and, for the three months ended March 31, 2007 and 2006, for $29 million and $19 million, respectively, of risk without such limits, risk is calculated at $0.5 million and $1 million, respectively, the estimated amount that would credit enhance these loans to a ‘AA’ level based on a rating agency model.

Additional Information

	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
New insurance written (billions)
Total	$15.3	$10.0	$16.1	$16.6	$15.5	$12.7
Flow	$9.4	$7.9	$10.1	$10.8	$10.4	$10.4
Bulk	$5.9	$2.1	$6.0	$5.8	$5.1	$2.3

Insurance in force (billions)
Total	$170.0	$166.9	$169.8	$173.4	$176.5	$178.3
Flow	$129.5	$128.6	$129.5	$131.9	$134.4	$137.6
Bulk	$40.5	$38.3	$40.3	$41.5	$42.1	$40.7

Annual Persistency	61.3%	62.0%	64.1%	67.8%	69.6%	70.3%

Primary IIF (billions)	$170.0	$166.9	$169.8	$173.4	$176.5	$178.3
Prime — (620 & >)	$126.4	$124.5	$124.8	$126.3	$128.3	$130.3
A minus (575 - 619)	$14.8	$14.1	$13.9	$13.5	$14.0	$14.0
Sub-Prime (< 575)	$6.8	$6.4	$6.2	$5.8	$5.8	$5.5
Reduced Doc (All FICOs)	$22.0	$21.9	$24.8	$27.9	$28.5	$28.4

Primary RIF (billions)	$44.9	$44.1	$45.1	$46.2	$47.1	$47.5
Prime — (620 & >)	$32.6	$32.1	$32.3	$32.8	$33.3	$33.9
A minus (575 - 619)	$4.2	$4.0	$3.9	$3.8	$4.0	$4.0
Sub-Prime (< 575)	$1.9	$1.8	$1.8	$1.7	$1.7	$1.6
Reduced Doc (All FICOs)	$6.2	$6.2	$7.1	$7.9	$8.1	$8.0

Risk in force by FICO
% (FICO 620 & >)	84.3%	84.8%	85.1%	86.0%	85.8%	86.2%
% (FICO 575 - 619)	10.9%	10.6%	10.4%	9.8%	10.0%	9.9%
% (FICO < 575)	4.8%	4.6%	4.5%	4.2%	4.2%	3.9%

Average Coverage Ratio (RIF/IIF)
Total	26.4%	26.4%	26.6%	26.6%	26.7%	26.6%
Prime — (620 & >)	25.8%	25.8%	25.9%	26.0%	26.0%	26.0%
A minus (575 - 619)	28.3%	28.3%	28.3%	28.3%	28.5%	28.4%
Sub-Prime (< 575)	27.9%	28.1%	28.5%	28.7%	29.1%	29.2%
Reduced Doc (All FICOs)	28.3%	28.3%	28.4%	28.5%	28.4%	28.3%

Average Loan Size (thousands)
Total IIF	$130.48	$131.05	$133.59	$135.93	$137.57	$138.74
Prime — (620 & >)	$125.46	$125.88	$127.09	$128.36	$129.70	$131.07
A minus (575 - 619)	$125.28	$125.18	$126.51	$126.19	$129.12	$129.72
Sub-Prime (< 575)	$124.24	$124.13	$125.93	$125.16	$127.30	$126.29
Reduced Doc (All FICOs)	$179.60	$182.10	$191.88	$200.65	$202.98	$204.58

Primary IIF — # of loans	1,303,084	1,273,382	1,270,718	1,275,822	1,283,174	1,284,926
Prime — (620 & >)	1,007,680	989,147	981,983	983,749	989,111	994,504
A minus (575 - 619)	118,289	112,923	110,113	106,754	108,143	108,081
Sub-Prime (< 575)	54,618	51,179	49,234	46,429	45,633	43,480
Reduced Doc (All FICOs)	122,497	120,133	129,388	138,890	140,287	138,861

Primary IIF — # of Delinquent Loans	85,788	76,362	73,354	76,301	78,628	76,122
Prime — (620 & >)	41,395	36,114	34,268	35,838	36,727	35,436
A minus (575 - 619)	20,358	18,109	17,575	18,063	18,182	17,047
Sub-Prime (< 575)	13,762	12,297	12,001	12,150	12,227	11,246
Reduced Doc (All FICOs)	10,273	9,842	9,510	10,250	11,492	12,393

	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
Primary IIF Delinquency Rates	6.58%	6.00%	5.77%	5.98%	6.13%	5.92%
Prime — (620 & >)	4.11%	3.65%	3.49%	3.64%	3.71%	3.56%
A minus (575 - 619)	17.21%	16.04%	15.96%	16.92%	16.81%	15.77%
Sub-Prime (< 575)	25.20%	24.03%	24.38%	26.17%	26.79%	25.86%
Reduced Doc (All FICOs)	8.39%	8.19%	7.35%	7.38%	8.19%	8.92%

Net Paid Claims (millions)	$148	$135	$162	$157	$157	$166
Prime — (620 & >)	$59	$57	$67	$62	$65	$67
A minus (575 - 619)	$30	$28	$32	$33	$32	$34
Sub-Prime (< 575)	$18	$13	$18	$20	$17	$19
Reduced Doc (All FICOs)	$19	$17	$20	$21	$23	$26
Other	$22	$20	$25	$21	$20	$20

Primary Average Claim Payment (thousands)	$27.0	$26.9	$27.2	$29.6	$29.3	$30.8
Prime — (620 & >)	$25.8	$26.4	$26.6	$28.3	$27.7	$29.1
A minus (575 - 619)	$27.1	$27.1	$27.8	$29.9	$29.1	$30.6
Sub-Prime (< 575)	$26.5	$23.9	$24.6	$28.3	$27.3	$27.8
Reduced Doc (All FICOs)	$31.2	$31.5	$31.2	$35.2	$37.9	$40.8

Risk sharing Arrangements — Flow Only
% insurance inforce subject to risk sharing (1)	47.8%	48.0%	47.6%	47.5%	47.6%
% Quarterly NIW subject to risk sharing (1)	49.0%	48.0%	47.4%	46.5%	48.3%
Premium ceded (millions)	$31.9	$32.4	$32.6	$33.0	$35.4	$36.7

Other:

Direct Pool Risk in Force (millions) (2)	$2,909	$2,968	$3,145	$3,071	$3,063	$3,029

Mortgage Guaranty Insurance Corporation — Risk to Capital	6.3:1	6.2:1	6.3:1	6.4:1	6.4:1	6.4:1

Shares repurchased
# of shares (thousands)	3,183.1	1,372.9	1,824.8	2,697.0	216.9	—
Average price	$60.35	$66.67	$67.25	$58.88	$58.00	$—

C-BASS Investment (millions)	$362.6	$385.5	$413.9	$430.1	$449.5	$442.9
Sherman Investment (millions)	$79.3	$47.2	$74.4	$124.9	$163.8	$138.2

GAAP loss ratio (insurance operations only)	56.2%	38.3%	49.7%	55.7%	63.0%	60.8%
GAAP expense ratio (insurance operations only)	16.9%	17.5%	16.7%	16.4%	17.2%	17.8%

(1)	Latest Quarter data not available due to lag in reporting

(2)	Represents contractual aggregate loss limits and, at March 31, 2007, December 31, 2006 and March 31, 2006, respectively, for $4.3 billion, $4.4 billion and $4.8 billion of risk without such limits, risk is calculated at $473 million, $473 million and $470 million, the estimated amounts that would credit enhance these loans to a ‘AA’ level based on a rating agency model.